January 8, 2007

Ms. Pamela A. Long
Assistant Director
Securities and Exchange Commission
Division of Corporation Finance
100 F. Street, N.E.
Washington, D.C. 20549

Re:	Grupo Simec, S.A.B. de C.V.
Registration Statement on Form F-1
File No. 333-138239

Dear Ms. Long:

We are responding to your comment letter dated December 29, 2006 concerning your review of pre-effective amendment no. 1 to the Form F-1 registration statement of Grupo Simec, S.A.B. de C.V. (the “Company”) that it filed on October 26, 2006 (the “Form F-1”). Under the same numbers and headings as in your comment letter, the Company has responded to each of your comments as set forth below.

General

1.
We have reviewed your response to prior comment six. However, we continue to note numerous references to independent and/or other specialists throughout your filing. For example, on page F-12, you refer to an independent appraisal in your discussion of the fair value of the assets and liabilities of Republic. Therefore, as previously requested, please either identify each expert you refer to or delete your reference to them. If you identify and refer to an expert, you must file their consent as an exhibit. Refer to Section 436(b) of Regulation C.

The Company has deleted its reference to any expert for whom it has not filed a consent.

Summary Consolidated Financial Information, page 8

2.
We have reviewed your response to our prior comment eleven as well as the revisions you have made to your filing. However, your presentation of EBITDA excludes numerous items in addition to what the acronym indicates. Therefore, please either re-name the measure you present or revise it so that it complies with the acronym. In addition, please include a more comprehensive discussion of the specific limits relayed to excluding recurring items from a performance measurement.

The Company has renamed the measure and has provided additional disclosure in response to this request.

Forward Looking Statements, page 28

3.	Please revise the last sentence on page 28 to delete your reference to “undue reliance”. This statement is extremely vague.

The Company has deleted this reference.

Use of Proceeds, page 29

4.
We note your response to comment 16 of our letter dated November 22, 2006. Please disclose the estimated net amount of the proceeds broken down into each principal intended use thereof. If the anticipated proceeds will not be sufficient to fund all the proposed purposes, the order of priority of such purposes should be given, as well as the amount and sources of other funds needed. In that regard, we reissue comment 16 of our letter dated November 22, 2006.

The Company has disclosed the additional information requested.

Liquidity and Capital Resources, page 58

5.
We note your response to comment 25 of our letter dated November 22, 2006. Please revise to disclose with more specificity the material restrictive covenants in the GE Facility, including the specific ratios and financial tests. In that regard, we reissue comment 25 of our letter dated November 22, 2006. In addition, we note your disclosure that Republic “has not borrowed any amounts under the facility to date.” Please clarify this disclosure when compared with Note 9 to your financial statements for the year ended December 31, 2005.

The Company has disclosed the additional information requested about the restrictive covenants. The Company also has corrected the disclosure with respect to amounts that it has borrowed and that is has outstanding under the facility. As stated in Note 9, the Company did borrow amounts under the facility in 2005, however there are currently no amounts outstanding.

6.	Please also confirm to us that you are currently in compliance with all restrictive covenants in your debt instruments.

The Company confirms that it is in compliance with all of these restrictive covenants.

Where You Can Find Additional Information, page 124

7.
We note your response to comment 33 of our letter dated November 22, 2006. The qualification by reference to documents outside of the prospectus is permitted under Rule 411(a) of Regulation C under the Securities Act only where a summary of a particular document is required or where contemplated by the form. Please note that the last two sentences of the first paragraph on page 132 are inconsistent with Rule 411 of Regulation C. Therefore, please delete these sentences. Please also comply with this comment in your sections “Description of Capital Stock.”

The Company has deleted these two sentences.

8.	In addition, please delete the references to the Chicago and New York offices of the Commission.

The Company has deleted these references.

Note 12. Income Tax, Asset Tax and Employee Profit Sharing and Tax Loss Carryforwards, page F-31

9.
We note your response to our prior comment 36. Please revise your filing to include a more comprehensive discussion of these adjustments. This discussion may be similar to the one provided in your response.

The Company has included a more detailed explanation of the adjustments in the note. Based on your request, the Company made the discussion of these adjustments similar to its previous response.

Note 19. Differences between Mexican and United States accounting principles, page F-44 General

10.
We note from your response to our prior comment 37 that the percentages of ownership of SimRep represent each owner’s own voting rights. Please tell us if these percentages also represent each owner’s equity interest in SimRep. In addition, we note from your response that your acquisition of Republic resulted in $229 million of negative goodwill. However, given your disclosure on page F-37 that the transaction was valued $245 million, of which $229 million represented the purchase price, it is unclear to us why the negative goodwill appears to also equal the purchase price. Please explain. Please also help us understand the facts and circumstances that resulted in the negative goodwill.

As mentioned in Note 14 of the 2005 financial statements, the Company acquired 50.2% of the shares of SimRep Corporation and the Company’s holding company, Industrias CH, acquired the remaining 49.8%. These percentages also represent each owner’s equity interest in SimRep.

The negative goodwill of U.S.$ 229 million is the result of the fair value of the net assets of U.S.$ 474 million minus the total acquisition cost of U.S.$ 245 million. The purchase price of U.S.$ 229 million is the amount paid to the previous owner of Republic. The negative goodwill amount and the amount paid to the previous owner are both U.S.$ 229 million by coincidence.

11.
We note your response to our prior comment 40. Tell us, and revise your filing to disclose, what your revenue recognition policy is for the supply agreements and how you have considered the accounting for the right of return under U.S. GAAP in the subsequent interim period.

In certain cases, the Company signs supply agreements with its customers which give them the right to return the merchandise if certain conditions in those contracts are not met. The Company recognizes revenues on these types of agreements once all the conditions set forth in the contracts are met and when the customers accept the merchandise delivered to them. The agreements disclosed in the Company’s December 31, 2005 financial statements were for merchandise due to be delivered during the first months of 2006, and, as of the end of that period, all of the products under these supply agreements were delivered, and all the conditions therein were satisfied. Therefore, the Company recognized all of the related revenue in 2006. No reserve for right to return was provided since all of the conditions in the agreements were met, and the customers no longer have the right to return the merchandise sold. Based on your suggestion, the Company reviewed its revenue recognition policy for the interim financial statements as of June 30, 2006 and provided a further explanation to discuss specifically these types of sales agreements.

12.	We note your response to our prior comment 42. Given your statement that you have no contingent revenues, earning or assets, please delete your disclosure related to these items.

The Company has deleted this disclosure.

13.
We have reviewed your response to our prior comment 43 and the revisions you have made to your filing. We note that you consider your U.S. operations a separate reporting segment in 2006 and have added disclosure to your June 30, 2006 financial statements. However, it is unclear to us why you have not restated the corresponding information for 2005. Please advise to revise. Refer to paragraphs 34-35 of FAS 131.

The Company has revised its December 31, 2005 financial statements based on the guidance of FAS 131, paragraphs 34 - 35.

PAV Republic, Inc. and Subsidiaries
General

14.
We have reviewed your response to our prior comment 46. However, the previous correspondence with the Staff that you make reference to focused on the financial statements required for Atlax, S.A. de C.V. and Metamex, S.A. de C.V., not on the financial statements required for PAV Republic, Inc. under Rule 3-05 of Regulation S-X. Therefore, as previously requested, please tell us how you determined the comparative financial statements for the interim period ended June 30, 2005 should not be included in your filing. Please be advised that if financial statements required, you may attempt to waiver for the exclusion from the Division’s Office of the Chief Accountant.

As discussed in telephone conversations with Ms. Armelin and Ms. McConnell on January 3, the Company now has included unaudited, unreviewed financial statements of Republic for the interim period ended June 30, 2004.

Unaudited Pro Forma Condensed Combined Statements of Income for the Six Months Ended June 30. 2005 and for the Year Ended December 31. 2005
Note 2, page F-142

15.
We note your response to our prior comment 47. However, it remains unclear to us how you have considered whether, in light of your cancellation of the Republic stock option plan, other forms of compensation would have been required to retain the relevant employees during these prior time periods. Please explain.

The Company would not have given additional benefits to the employees because the stock purchase agreement for Republic allowed the option holders to exercise their options on a cashless basis (in return for Republic stock) making them shareholders of Republic prior to the acquisition, thereby entitling them to receive a one time benefit resulting from the Company’s acquisition of Republic.  The Company also believes that the overall executive compensation package for Republic officers even without the stock option plan, is within market standards.  In this regard, the Company notes that only one Republic executive officer has departed since the Republic acquisition, and the Company understands that this departure was not due to concerns over compensation.

16.	Please revise to indicate that the principal accounting officer or controller has signed this registration statement.

The Company has revised page II-3 to clarify the identity of the principal accounting officer.

*        *        *

Should you have any questions or require any further information, please feel free to contact me at any time at (212) 912-7446 or Marc Rossell at (212) 912-7430.

Sincerely,

/s/ Walter G. Van Dorn, Jr.
Walter G. Van Dorn, Jr.

cc:           Craig Slivka
Patricia Armelin
Paul Dudek,
Securities and Exchange Commission
Luis García Limón
José Flores Flores,
Grupo Simec, S.A.B. de C.V.
Michael L. Fitzgerald
Taisa Markus,
Milbank, Tweed, Hadley & McCloy LLP
Marc M. Rossell
Amelia G. Baker,
Thacher Proffitt & Wood LLP